================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                               -------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               -------------------

DATE OF REPORT:    APRIL 9, 2001
DATE OF EARLIEST EVENT REPORTED:   APRIL 9, 2001

                            DAL-TILE INTERNATIONAL INC.
              (Exact name of registrant as specified in its charter)

          Delaware                     33-64140                13-3548809
(State or other jurisdiction of      (Commission            (I.R.S. Employer
incorporation or organization)       File Number)        Identification Number)

          7834 Hawn Freeway
             Dallas, Texas                                       75217
(Address of principal executive offices)                       (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (214) 398-1411

Item 7.   EXHIBITS.

                 Exhibit      Description
                 -------      -----------
                  99.1        Press Release issued April 9, 2001

Item 9.   REGULATION FD DISCLOSURE.

Dal-Tile International Inc. (NYSE: DTL) today announced that its investor conference call to address financial results for the first quarter of 2001 will be held on Wednesday, April 11, 2001 at 10:00 Central Daylight Savings Time. The conference call may accessed by dialing 1-800-406-5345 (or 913-981-5571 for international calls); Confirmation Number 515990. The call will be simulcast at www.daltile.com. and will be archived on the website
until the company's second quarter 2001 investor conference call.   Those who
are unable to participate in the conference call and would like to hear a replay may call 888-203-1112 (or 719-457-0820 for international calls) until 6:00 P.M., April 17, 2001. The Confirmation Number (515990) must be used for replay access.

Dal-Tile management intends to use the conference call as an opportunity to provide its perspective on future operating results. Subsequent quarterly investor conference calls also may be used as a forum to discuss management's expectations regarding operating results.

Any such predictive statements are forward-looking statements subject to risk factors that could cause actual results to differ. A discussion of some of these factors can be found in Dal-Tile's filings with the Securities and Exchange Commission, including the Management Discussion and Analysis section of Dal-Tile's Form 10-K for the fiscal year 2000. Dal-Tile disclaims any obligation to update forward-looking statements made in the investor conference call or any other forum.

Dal-Tile is the largest manufacturer, distributor and marketer of ceramic tile in the United States, and one of the largest in the world. Headquartered in Dallas, Texas, the Company has approximately 7,600 employees at its facilities in North America. The Company sells its products, marketed under the brand names Daltile-Registered Trademark- and American Olean-Registered Trademark- through a network of Company-operated sales centers, independent distributors and leading retail home centers nationwide. Dal-Tile common stock is traded on the New York Stock

Exchange under the symbol DTL. Additional information on the company and its products is available on the Worldwide Web at http://www.daltile.com.

NOTE: SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: CERTAIN OF THE STATEMENTS IN THIS PRESS RELEASE, PARTICULARLY THOSE ANTICIPATING FUTURE FINANCIAL PERFORMANCE, BUSINESS PROSPECTS, GROWTH AND OPERATING STRATEGIES, NEW PRODUCTS AND SIMILAR MATTERS, CONSTITUTE "FORWARD-LOOKING STATEMENTS". FOR THOSE STATEMENTS, DAL-TILE CLAIMS THE PROTECTION OF THE SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS CONTAINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THE STATEMENTS ARE BASED ON ASSUMPTIONS REGARDING THE COMPANY'S ABILITY TO MAINTAIN ITS SALES GROWTH AND GROSS MARGINS AND TO CONTROL COSTS AND ON ASSUMPTIONS REGARDING THE PERFORMANCE OF THE ECONOMY. THESE STATEMENTS ARE BASED LARGELY ON THE COMPANY'S EXPECTATIONS AND ARE SUBJECT TO A NUMBER OF RISKS, UNCERTAINTIES, AND OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN THE FORWARD-LOOKING STATEMENTS. SUCH FACTORS INCLUDE, AMONG OTHER THINGS, THE IMPACT OF COMPETITIVE PRESSURES AND CHANGING ECONOMIC CONDITIONS ON THE COMPANY'S BUSINESS AND ITS DEPENDENCE ON RESIDENTIAL AND COMMERCIAL CONSTRUCTION ACTIVITY, THE FACT THAT THE COMPANY IS HIGHLY LEVERAGED, RELIANCE ON THIRD PARTY SUPPLIERS, INCREASES IN PRICES OF RAW MATERIALS AND ENERGY, CURRENCY FLUCTUATIONS, OTHER FACTORS RELATING TO THE COMPANY'S FOREIGN MANUFACTURING OPERATIONS, THE IMPACT OF PENDING REDUCTIONS IN TARIFFS AND CUSTOMS DUTIES, ENVIRONMENTAL LAWS AND REGULATIONS, AND THE RISK FACTORS OR UNCERTAINTIES LISTED FROM TIME TO TIME IN DAL-TILE'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

The foregoing information furnished pursuant to this Item 9 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that section.

                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

    Dated: April 9, 2001

                                       DAL-TILE INTERNATIONAL INC.


                                       By:  /s/ Mark A. Solls
                                          -------------------------------------
                                            Mark A. Solls
                                            Vice President, General Counsel and
                                            Secretary

                                 EXHIBIT INDEX

     Exhibit     Description
     -------     -----------
      99.1       Press Release issued April 9, 2001